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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JULY 31, 2003

ImmunoGen, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-17999 (Commission File Number)	04-2726691 (IRS Employer Identification No.)
128 Sidney Street, Cambridge, MA 02139 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 995-2500

ITEM 5. OTHER EVENTS

        On July 31, 2003, ImmunoGen, Inc. announced that the Company signed a collaboration agreement with Aventis to discover, develop and commercialize novel anticancer therapeutics. The press release announcing this event is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit No.	Exhibit
99.1	The Registrant's Press Release dated July 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc. (Registrant)
Date: JULY 31, 2003	/s/ GREGG D. BELOFF Gregg D. Beloff Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	The Registrant's Press Release dated July 31, 2003.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX